J.P. MORGAN MONEY MARKET FUNDS

JPMorgan Current Yield Money Market Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated May 14, 2015

to the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated July 1, 2014, as supplemented

Recent Reforms

Stable or Floating Net Asset Value (“NAV”)

Under the recent amendments to the Securities and Exchange Commission (“SEC”) rules that govern the operation of registered money market funds (“MMFs”), MMFs that qualify as “retail” (“Retail MMFs”) or “government” (“Government MMFs”) funds will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at their existing $1.00 share price.

MMFs that do not qualify as Retail MMFs or Government MMFs (collectively, “Institutional MMFs”) will be required to price and transact in their shares at net asset values (“NAVs”) reflecting current market-based values of their portfolio securities (i.e., at a “floating NAV”). The floating NAV will need to be rounded to four decimal places for a MMF with a $1.00 NAV (e.g., $1.0000).

Liquidity Fees on Redemptions and Redemption Gates

Additionally, as discussed below, all non-Government MMFs must adopt policies and procedures to impose liquidity fees on redemptions and/or redemption gates in the event that a MMF’s weekly liquid assets were to fall below a designated threshold, subject to the actions of the MMF’s board.

Compliance Date

The compliance date for these reforms is October 14, 2016 (the “compliance date”).

Institutional MMF

At the May meeting, the Board of Trustees agreed with management’s preliminary recommendation that the JPMorgan Current Yield Money Market Fund will not qualify as a Retail MMF.

Under the rule amendments, both retail and non-retail investors will be able to own shares of the Fund, but the Fund will have to transition to a floating NAV by the compliance date. The Fund will also be subject to the liquidity fee and gate provisions described below.

It is currently anticipated that the Board of Trustees will consider the transition of the JPMorgan Current Yield Money Market Fund to a floating NAV at a meeting expected to be held in the second half of 2016 and that such transition will occur on, or prior to, the compliance date. Until that transition, it is currently expected that the Fund will seek to maintain a stable NAV per share of $1.00 using the amortized cost method to value their portfolios of securities.

More Information on Liquidity Fees and Gates

Under the rule amendments, if a MMF’s weekly liquid assets fall below 30% of its total assets, the MMF’s board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or gates on redemptions. In addition, if a MMF’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the MMF’s Board of Trustees determines that not doing so is in the best interests of the MMF.

It is currently anticipated that, at a meeting expected to be held in the second half of 2016, the Board of Trustees will consider the recently granted liquidity fee and gate provisions described above with regard to the MMFs other than the Government MMFs and that such authority will be made available to the Board on, or prior to, the compliance date.

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Timing and Determinations

The preliminary determinations and actions described above, and anticipated timing of those actions, remain subject to future change. Shareholders will be given notice of further developments, as appropriate.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE